--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               AGGRESSIVE GROWTH
                                   FUND INC.

--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  FEBRUARY 28, 2001



                              [LOGO] Smith Barney

                                     Mutual Funds

                Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO OF RICHIE FREEMAN]


     RICHIE FREEMAN
       PORTFOLIO MANAGER


   [GRAPHIC]
         Classic Series

 Semi-Annual Report . February 28, 2001

 SMITH BARNEY
 AGGRESSIVE GROWTH FUND

      RICHIE FREEMAN

      Richie Freeman has more than 26 years of securities business experience and has been managing the Fund since its inception in 1983.

      Education: BS from Brooklyn College, MBA from New York University

      FUND OBJECTIVE

      The Fund seeks capital appreciation by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index.

      FUND FACTS

      FUND INCEPTION
-----------------------
      October 24, 1983

      MANAGER TENURE
-----------------------
      17 Years

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
-----------------------
      26 Years

          CLASS A  CLASS B CLASS L
----------------------------------
NASDAQ    SHRAX     SAGBX   SAGCX
----------------------------------
INCEPTION 10/24/83 11/6/92 5/13/93
----------------------------------

Average Annual Total Returns as of February 28, 2001

                                    Without Sales Charges/(1)/

                                    Class A  Class B  Class L

                  --------------------------------------------
                  Six-Month+        (12.52)% (12.86)% (12.85)%

                  --------------------------------------------
                  One-Year           (0.79)   (1.59)   (1.57)

                  --------------------------------------------
                  Five-Year          27.06    26.03    26.09

                  --------------------------------------------
                  Ten-Year           21.07      N/A      N/A

                  --------------------------------------------
                  Since Inception++  17.86    22.95    24.21

                  --------------------------------------------

                                     With Sales Charges/(2)/

                                    Class A  Class B  Class L

                  --------------------------------------------
                  Six-Month+        (16.90)% (17.22)% (14.59)%

                  --------------------------------------------
                  One-Year           (5.75)   (6.51)   (3.53)

                  --------------------------------------------
                  Five-Year          25.76    25.95    25.83

                  --------------------------------------------
                  Ten-Year           20.45      N/A      N/A

                  --------------------------------------------
                  Since Inception++  17.52    22.95    24.05

                  --------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All classes of shares are not available through all investment professionals. You should contact your investment professional for further information.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are October 24, 1983, November 6, 1992 and May 13, 1993, respectively.


What's Inside

                    Your Investment in the Smith Barney
                     Aggressive Growth Fund............ 1
                    A Message from the Chairman........ 2
                    Fund at a Glance................... 3
                    Letter from the Portfolio Manager.. 4
                    Historical Performance............. 9

                    Growth of $10,000.................. 12
                    Schedule of Investments............ 13
                    Statement of Assets and Liabilities 16
                    Statement of Operations............ 17
                    Statements of Changes in Net Assets 18
                    Notes to Financial Statements...... 19
                    Financial Highlights............... 22



[LOGO] Smith Barney

       Mutual Funds

Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY AGGRESSIVE GROWTH FUND

For over 17 years, the Smith Barney Aggressive Growth Fund has delivered overall long-term growth by carefully scanning the investment landscape to find innovative companies in dynamic industries. Seasoned portfolio manager Richie Freeman looks for companies that exhibit three significant features:

Potential for Significant Earnings Growth
Richie seeks out dynamic businesses with the capability for extraordinary growth. Many are currently found in expanding industries such as biotechnology and telecommunications.

Dedicated and Effective Management
Richie looks to invest in those companies where managers have an ownership stake. In his view, a personal equity stake is an added motivation for management to do well.

Unrecognized Values
Richie's research approach is broad enough to include companies that may not be widely followed by Wall Street analysts. And while no guarantees can be given, Richie thinks this lack of coverage often creates pricing inefficiencies.

A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney & Co. with the global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]


    1 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                          A MESSAGE FROM THE CHAIRMAN

                              [PHOTO OF McLendon]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries -- most notably in the New Economy sectors of technology and telecommunications. A clear trend has yet to develop as the markets continue to find their way amid high levels of volatility.

Our opinion is that the stock markets in general have experienced a significant correction and appear to be in a period of consolidation. We believe, however, that the major part of the stock market correction is behind us because the long-term, positive fundamentals such as moderate inflation and higher labor productivity are still in place.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories are reduced and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, and possibly setting the stage for a possible recovery in the second half of 2001.

The Smith Barney Aggressive Growth Fund Inc. ("Fund") invests primarily in common stocks of companies that portfolio manager Richie Freeman and his investment team believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index ("S&P 500")./1/ The Fund may invest in the securities of large, well-known companies, which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Fund's assets may be invested in the securities of such companies./2/

In selecting investments for the Fund, Richie and his team empha-size individual security selection while diversifying the Fund's investments across a number of industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks.

As the global economy becomes more balanced and the U.S. stock markets are marked by higher volatility and continued earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management, you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

Sincerely,

/s/ McLendon

Heath B. McLendon Chairman

March 15, 2001


--------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------
2 Keep in mind, the Fund invests a portion of its assets in small- and mid-cap companies which may be more volatile than an investment in large-cap companies. In particular, stocks of small- and medium-sized companies may experience sharper price fluctuations than stocks of large-cap companies.


    2 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

          Smith Barney Aggressive Growth Fund at a Glance (unaudited)

 Top Ten Holdings+*

                1. Tyco International Ltd................... 6.2%

                2. Forest Laboratories, Inc................. 5.7

                3. IDEC Pharmaceuticals Corp................ 5.6

                4. Comcast Corp., Class A Special Shares.... 5.1

                5. Lehman Brothers Holdings Inc............. 5.0

                6. UnitedHealth Group Inc................... 4.9

                7. Chiron Corp.............................. 4.8

                8. Genzyme Corp. -- General Division........ 4.7

                9. Cablevision Systems Corp., Class A Shares 4.3

               10. Weatherford International, Inc........... 4.3


                           Industry Diversification+*


   [CHART]

% of            Industry

common stock



15.7            Biotechnology

14.7            Broadcasting/Cable

4.8             Diversified Technology

6.1             Energy

9.4             Financial Services

4.9             Managed Healthcare Providers

6.2             Multi-Industry

14.3            Pharmaceuticals

6.4             Semiconductors

4.6             Telecommunications

12.9            Other

                            Investment Breakdown++*





                                    [CHART]



                       4.7%   Repurchase Agreements

                      95.3%   Common Stock and Warrants


+  As a percentage of total common stock.
++ As a percentage of total investments.
* All information is as of February 28, 2001. Please note that Fund holdings are subject to change.


    3 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,
We are pleased to provide the semi-annual report for the Smith Barney Aggressive Growth Fund Inc. ("Fund") for the period ended February 28, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update
For the six months ended February 28, 2001, the Fund's Class A shares, without and with sales charges, posted negative total returns of 12.52% and 16.90%, respectively. In comparison, the Russell 2500 Growth Index/1/ and the Fund's Lipper Inc. ("Lipper") multi-cap growth fund peer group/2/ declined 32.07% and 34.24% respectively, for the same period. Past performance is not indicative of future results.

It should be noted that the Nasdaq Composite Index/3/ declined almost 49% during the period. While we are never pleased to report a decline in net asset value for the Fund in a given period, it followed the two strongest fiscal years in the Fund's history, namely fiscal years 1999 and 2000.

We are also proud to report that the Fund's Class A shares received a 5-Star Morningstar/4/ Overall Rating/TM/ among 4,231 domestic equity funds as of February 28, 2001. Once again, past performance is not indicative of future results.

Market Overview
Much has been written recently and reported throughout the media about the unprecedented decline suffered by the Nasdaq Composite Index since the highs it reached about a year ago. From the high reached in March 2000 to the close on February 28, 2001, the Nasdaq Composite Index has declined significantly. The Dow Jones Industrial Average ("DJIA")/5/ and the Standard & Poor's 500 Index ("S&P 500")/6/ declined 5.62% and 17.83%, respectively for the six months ended February 28, 2001.

It should be noted though, the Nasdaq Composite Index had advanced at a rapid rate before its descent began in early 2000. About a year ago, with the stock markets near their highs, the Federal Reserve Board ("Fed") resumed its tight monetary policy through a series of interest rate increases in order to drain excess liquidity, which they had provided to the banking system late in 1999. Excess funds had been provided in the fourth quarter of 1999 in case they would have been needed during the Y2K transition. It turned out that the real Y2K problem was the sharp break in the stock market that began in 2000 and has continued so far into 2001.

--------
1 Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2 Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six months ended February 28, 2001, calculated among 438 funds in the Multi-Cap Growth Funds category with reinvestment of dividends and capital gains excluding sales charges.
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
4 Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance as of February 28, 2001. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Morningstar Overall Rating(TM) is based on the weighted average of the risk-adjusted performance for the three-, five- and 10-year periods. The Fund's Class A shares received 5 stars for the three-, five- and 10-year periods respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Class A shares of the Fund was rated among 4,231, 2,619 and 834 for domestic equity funds for the three-, five and 10-year periods respectively. Ratings are for the Class A share class only; other classes may vary. Classes less than three years old will not be rated.
5 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
  Figures for the DJIA include reinvestment of dividends.
6 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.



    4 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

In previous reports we shared our view that the catalyst for the decline in the stock market that began in 2000 were fears of further interest rate hikes instituted by the Fed. The Fed had grown increasingly concerned about the stock market's high valuation level and its exaggerated impact on consumer spending. The economy began to turn down about six months after the March peak in the Nasdaq Composite Index. In our opinion, some of the strength in the economy prior to 2000 was a function of the dramatic buildup in wealth (i.e., the often quoted wealth effect) enjoyed by many investors primarily through their investments in technology and telecommunications stocks.

We believe that the slowdown in the economy last year, which became quite evident around the presidential election was related to the sharp break in the stock market that occurred six months before. The slowdown in business, reported by numerous companies, particularly in the technology and telecommunications industries, is one of the most sudden and dramatic that has occurred in decades.

In these tumultuous times, many companies are providing investors limited guidance as to the expected depth and duration of the slowdown. In fact, in recognition of the dramatic slowdown in business and the damage inflicted on the value of most stocks, the Fed began lowering short-term interest rates aggressively in 2001. In an effort to reverse the effects of prior monetary tightening, the Fed has been increasing the money supply during the period at a dramatic rate. Traditionally, this increase in the supply of money would either be used to finance an expansion of business or would eventually find its way into financial assets.

Monetary policy often acts with a lag effect. And while no guarantees can be made, we expect the increase in liquidity to begin to filter into the stock market rather than the economy (since businesses currently have ample capacity to produce goods and services) and thus lead to a pickup in asset values later this year.

Investment Strategy
The Fund seeks capital appreciation through investing primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the S&P 500. Keep in mind, the Fund invests a significant portion of its assets in small- and mid-cap companies which may be more volatile than an investment in large-cap companies. Stocks of small- and medium-sized companies may experience sharper price fluctuations than stocks of large-cap companies.

Since the Fund's inception in 1983, we continue to adhere to a stock-specific approach rather than choosing stocks based on forecasts of the strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Fund's portfolio.

Nothing has changed our fundamental view that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years.

We prefer to own companies where quality management work to build dynamic, financially strong companies and who own meaningful equity stakes themselves. We focus on micro-, small- and mid-cap companies with the potential to become large-cap companies. We like to see management with a big personal stake in the company, and we look for strong, predictable cash flows, little or no debt and products that we believe will enable companies to become leaders in their respective fields.

Another aspect of our investment approach is that we tend to let our winners ride. We sell a stock when the original premise for buying it has changed dramatically or we see a material degradation of a company's balance sheet. But even then we try to be prudent. In our view, acquisition cost is everything and that factor is arguably one of the most important determinations a portfolio manager can make.




    5 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Portfolio Update
Throughout the reporting period, the Fund has maintained a significant weighting in health care related securities including biotechnology companies, pharmaceuticals and the leading managed care provider, UnitedHealth Group Inc. We've been impressed with the progress that companies such as these have made in developing their product pipelines and translating that into profitable growth.

In an environment of steadily weakening corporate profits, we think these companies possess strong defensive characteristics with predictable rates of earnings growth. In calendar year 2000, with the Nasdaq Composite Index declining about 39% and the S&P 500 declining roughly 9%, our health care stocks -- led by Genzyme Corp., IDEC Pharmaceuticals Corp., Forest Laboratories, Inc. and UnitedHealth Group Inc. -- contributed to our overall 19% gain in net asset value ("NAV") for Class A shares. We used periods of overall stock market weakness to add to our positions in companies such as Chiron Corp., Genzyme Corp., COR Therapeutics, Inc. and Biosite Diagnostics Inc. In addition, we initiated a position in King Pharmaceuticals, Inc. during the period.

While we had been underweighted in technology stocks, we began to increase positions in the sector towards the end of the period when valuations came down to what we thought were more reasonable levels. Although we readily admit business conditions are currently unfavorable in the technology industry, we have confined our investments to several companies where we think the balance sheets are exceedingly strong (namely debt free with significant cash positions), market shares are high and growing and where stock prices in our opinion have already factored in reduced investor expectations.

During the period, several positions that we initiated included semiconductor company DSP Group, Inc. and two software related firms, Verity, Inc. and RSA Security, Inc. In addition, we significantly increased our position in Micron Technology, Inc., the industry's low cost manufacturer of memory chips. We also initiated a position in the Nasdaq 100-Trust, a long term unit investment trust set up to track the investment results of those stocks comprising the Nasdaq 100 Index,/7/ a proxy for technology stocks.

Market Outlook and Overview
Over the years, we have stressed the importance of owning companies that produce products and/or services that people need to use during both good times and bad. We believe that many of the companies in the Fund's portfolio are not overly sensitive to changes in the economy, and therefore may remain better able to control their own destinies than if they were solely reliant on a strong economy to generate favorable sales and earnings. While the technology companies in the Fund have indeed been affected by economic changes, we think our health care stocks are fairly well insulated from a slowdown in the economy since health care needs must be met even in the event of a recession.

While a sharp overall business contraction would have an obvious slowing effect on those companies whose products are involved in capital spending or other economically sensitive activities, we believe that the Fund's overall portfolio should be able to display above-average growth in earnings and/or cash flow when compared to the economy in general. (Of course, no assurances can be made that this will occur.) For example, cable television industry cash flow growth has displayed good resilience during past recessions. Oil drilling activity should also hold up well because of the pressing need to discover and drill for oil and gas because overall supplies are currently at low levels.

--------
7 The Nasdaq 100 Index is a modified capitalization-weighted index comprised of 100 of the largest non-financial companies listed on the National Market tier of the NASDAQ stock market. Please note that an investor cannot invest directly in an index.




    6 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

The past year has been one of above average volatility in the stock market and in the case of the Nasdaq Composite Index, unprecedent weakness. While we see ourselves as stock pickers rather than market forecasters, we believe that a significant degree of risk has been removed from the stock market over the past twelve months. The combination of a rapidly increasing money supply, more attractive stock valuations and a more skeptical view of the market by the media compared with a year ago (in our opinion a positive contrary indicator), are all factors that have led us to expect an improvement in the stock market in the coming year.

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc.

Sincerely,

/s/ Richard A. Freeman
Richard A. Freeman
Vice President and Investment Officer

March 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2001 and is subject to change.



    7 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                  Manager Richie Freeman, as featured in our
                    new advertising campaign, appearing in
           The Wall Street Journal, Barron's and The New York Times.




[PHOTO OF RICHIE FREEMAN]


                                                                       RICHIE
                                                                       FREEMAN

                                                                       PORTFOLIO
                                                                       MANAGER


--------------------------------------------------------------------------
       ONE QUARTER OF SOLID RESULTS MAKES YOU A STAR. 17 YEARS OF OVERALL

                                 SOLID RESULTS

                           MAKES YOU RICHIE FREEMAN.

--------------------------------------------------------------------------

  In 1966, with the Dow Jones at 785, Richie      To learn more about the Smith
  Freeman's fascination with the market           Barney Aggressive Growth Fund
  began. He was 13. Today, Richie manages         and Richie Freeman's
  roughly $3 billion in assets. His               investment philosophy, call
  philosophy: anticipate relative strength,       us at 1-888-SERIOUS, ext.
  not just react to it. While other fund          1609 or visit
  managers may be content holding stocks for      www.smithbarney.com/mutualfunds
  short periods, Richie refuses to. In the        for a free prospectus. The
  last several years, he's averaged a mere 7%     prospectus contains more
  turnover rate.* His intuition and               complete information,
  non-conformist ways have paid off. So, what     including fees and expenses.
  makes Richie tick? The market.                  Please read it carefully
                                                  before you invest or send
                                                  money.

                                            [LOGO OF SMITH BARNEY MUTUAL FUNDS]




    CALL 1-888-SERIOUS, EXT. 1609 OR VISIT WWW. SMITH BARNEY. COM/MUTUAL FUNDS


--------------------------------------------------------------------------------
 (C)2000 SALOMON SMITH BARNEY INC. MEMBER NASD, SIPC. Your Serious Money, Professionally Managed/SM/, is a service mark of Salomon Smith Barney Inc. Dow Jones(R) is a registered trademark of Dow Jones L.P.


    8 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares


                    Net Asset Value
                  -------------------
                  Beginning    End     Income   Capital Gain     Total
     Period Ended of Period of Period Dividends Distributions Returns/(1)/

     ---------------------------------------------------------------------
     2/28/01        $110.53   $ 96.69     $0.00         $0.00   (12.52)%+

     ---------------------------------------------------------------------
     8/31/00          67.73    110.53      0.00          0.72     64.91

     ---------------------------------------------------------------------
     8/31/99          33.78     67.73      0.00          0.88    104.42

     ---------------------------------------------------------------------
     8/31/98          41.80     33.78      0.00          1.96    (15.16)

     ---------------------------------------------------------------------
     8/31/97          28.76     41.80      0.00          0.81     49.11

     ---------------------------------------------------------------------
     8/31/96          33.53     28.76      0.00          2.37     (7.44)

     ---------------------------------------------------------------------
     8/31/95          26.76     33.53      0.00          1.37     31.95

     ---------------------------------------------------------------------
     8/31/94          23.59     26.76      0.00          0.00     13.44

     ---------------------------------------------------------------------
     8/31/93          18.94     23.59      0.00          0.00     24.55

     ---------------------------------------------------------------------
     8/31/92          20.12     18.94      0.00          0.76     (2.42)

     ---------------------------------------------------------------------
     8/31/91          16.16     20.12      0.00          0.94     31.97

     ---------------------------------------------------------------------
      Total                               $0.00         $9.81

     ---------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
 Period Ended          of Period of Period Dividends Distributions Returns/(1)/

 ------------------------------------------------------------------------------
 2/28/01                 $103.24   $ 89.96     $0.00         $0.00   (12.86)%+

 ------------------------------------------------------------------------------
 8/31/00                   63.82    103.24      0.00          0.72     63.58

 ------------------------------------------------------------------------------
 8/31/99                   32.12     63.82      0.00          0.88    102.78

 ------------------------------------------------------------------------------
 8/31/98                   40.17     32.12      0.00          1.96    (15.90)

 ------------------------------------------------------------------------------
 8/31/97                   27.88     40.17      0.00          0.81     47.94

 ------------------------------------------------------------------------------
 8/31/96                   32.82     27.88      0.00          2.37     (8.16)

 ------------------------------------------------------------------------------
 8/31/95                   26.42     32.82      0.00          1.37     30.93

 ------------------------------------------------------------------------------
 8/31/94                   23.46     26.42      0.00          0.00     12.62

 ------------------------------------------------------------------------------
 Inception* -- 8/31/93     20.52     23.46      0.00          0.00    14.33+

 ------------------------------------------------------------------------------
  Total                                        $0.00         $8.11

 ------------------------------------------------------------------------------



    9 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)/

------------------------------------------------------------------------------
2/28/01                 $103.54   $ 90.23     $0.00         $0.00   (12.85)%+

------------------------------------------------------------------------------
8/31/00                   63.99    103.54      0.00          0.72     63.62

------------------------------------------------------------------------------
8/31/99                   32.19     63.99      0.00          0.88    102.87

------------------------------------------------------------------------------
8/31/98                   40.22     32.19      0.00          1.96    (15.80)

------------------------------------------------------------------------------
8/31/97                   27.91     40.22      0.00          0.81     47.97

------------------------------------------------------------------------------
8/31/96                   32.84     27.91      0.00          2.37     (8.12)

------------------------------------------------------------------------------
8/31/95                   26.42     32.84      0.00          1.37     31.01

------------------------------------------------------------------------------
8/31/94                   23.47     26.42      0.00          0.00     12.57

------------------------------------------------------------------------------
Inception* -- 8/31/93     21.14     23.47      0.00          0.00    11.02+

------------------------------------------------------------------------------
 Total                                        $0.00         $8.11

------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
 Period Ended          of Period of Period Dividends Distributions Returns/(1)/

 ------------------------------------------------------------------------------
 2/28/01                 $112.46   $ 98.54     $0.00         $0.00   (12.38)%+

 ------------------------------------------------------------------------------
 8/31/00                   68.69    112.46      0.00          0.72     65.42

 ------------------------------------------------------------------------------
 8/31/99                   34.13     68.69      0.00          0.88    105.15

 ------------------------------------------------------------------------------
 8/31/98                   42.07     34.13      0.00          1.96    (14.86)

 ------------------------------------------------------------------------------
 8/31/97                   28.84     42.07      0.00          0.81     49.64

 ------------------------------------------------------------------------------
 Inception* -- 8/31/96     31.86     28.84      0.00          2.37 (10.13)+++

 ------------------------------------------------------------------------------
  Total                                        $0.00         $6.74

 ------------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
 Period Ended          of Period of Period Dividends Distributions Returns/(1)/

 ------------------------------------------------------------------------------
 2/28/01                 $114.01   $ 99.90     $0.00         $0.00   (12.38)%+

 ------------------------------------------------------------------------------
 8/31/00                   69.63    114.01      0.00          0.72     65.42

 ------------------------------------------------------------------------------
 8/31/99                   34.58     69.63      0.00          0.88    105.20

 ------------------------------------------------------------------------------
 8/31/98                   42.60     34.58      0.00          1.96    (14.86)

 ------------------------------------------------------------------------------
 8/31/97                   29.20     42.60      0.00          0.81     49.61

 ------------------------------------------------------------------------------
 8/31/96                   33.88     29.20      0.00          2.37     (7.07)

 ------------------------------------------------------------------------------
 8/31/95                   26.94     33.88      0.00          1.37     32.38

 ------------------------------------------------------------------------------
 8/31/94                   23.67     26.94      0.00          0.00     13.81

 ------------------------------------------------------------------------------
 Inception* -- 8/31/93     20.52     23.67      0.00          0.00    15.35+

 ------------------------------------------------------------------------------
  Total                                        $0.00         $8.11

 ------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

   10 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns



                                     Without Sales Charges/(1)/
                           ----------------------------------------------
                           Class A  Class B  Class L   Class Y   Class Z

-------------------------------------------------------------------------
Six Months Ended 2/28/01+  (12.52)% (12.86)% (12.85)%   (12.38)% (12.38)%

-------------------------------------------------------------------------
Year Ended 2/28/01          (0.79)   (1.59)   (1.57)     (0.48)   (0.48)

-------------------------------------------------------------------------
Five Years Ended 2/28/01    27.06    26.03    26.09      27.51    27.52

-------------------------------------------------------------------------
Ten Years Ended 2/28/01     21.07      N/A      N/A        N/A      N/A

-------------------------------------------------------------------------
Inception* through 2/28/01  17.86    22.95    24.21    27.28++    24.35

-------------------------------------------------------------------------

                                     Without Sales Charges/(2)/
                           ----------------------------------------------
                           Class A  Class B  Class L   Class Y   Class Z

-------------------------------------------------------------------------
Six Months Ended 2/28/01+  (16.90)% (17.22)% (14.59)%   (12.38)% (12.38)%

-------------------------------------------------------------------------
Year Ended 2/28/01          (5.75)   (6.51)   (3.53)     (0.48)   (0.48)

-------------------------------------------------------------------------
Five Years Ended 2/28/01    25.76    25.95    25.83      27.51    27.52

-------------------------------------------------------------------------
Ten Years Ended 2/28/01     20.45      N/A      N/A        N/A      N/A

-------------------------------------------------------------------------
Inception* through 2/28/01  17.52    22.95    24.05    27.28++    24.35

-------------------------------------------------------------------------

 Cumulative Total Returns

                                     Without Sales Charges/(1)/

---------------------------------------------------------------
Class A (2/28/91 through 2/28/01)                      576.67%

---------------------------------------------------------------
Class B (Inception* through 2/28/01)                   457.01

---------------------------------------------------------------
Class L (Inception* through 2/28/01)                   442.18

---------------------------------------------------------------
Class Y (Inception* through 2/28/01)                 240.49++

---------------------------------------------------------------
Class Z (Inception* through 2/28/01)                   511.86

---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%; respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L, Y and Z shares are October 24, 1983, November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++ Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.


   11 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Aggressive Growth Fund Inc. vs. Russell 2500 Growth Index+

--------------------------------------------------------------------------------
                        February 1991 -- February 2001

[CHART]

            SB Aggressive Growth Fund       Russell 2500 Growth Index

Feb 1991             9,502                           10,000

Aug 1991            10,234                           11,433

Aug 1992             9,986                           12,401

Aug 1993            12,438                           16,101

Aug 1994            14,109                           17,051

Aug 1995            18,617                           20,791

Aug 1996            17,233                           23,514

Aug 1997            25,696                           30,929

Aug 1998            21,802                           25,715

Aug 1999            44,567                           34,046

Aug 2000            73,497                           53,154

Feb 2001            64,294                           36,107

+ Hypothetical illustration of $10,000 invested in Class A shares on February
  28, 1991, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 2001. Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


   12 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                          February 28, 2001


    SHARES                         SECURITY                          VALUE

 ------------------------------------------------------------------------------
 COMMON STOCK -- 95.3%
 Biotechnology -- 14.9%
    2,400,000 Amgen Inc.+                                        $  172,950,000
    5,000,000 Chiron Corp.+                                         234,062,500
      700,000 COR Therapeutics, Inc.+                                24,062,500
      266,000 Genentech, Inc.+                                       13,965,000
      606,173 Genzyme Corp. -- Biosurgery Division+                   4,053,782
    2,600,000 Genzyme Corp. -- General Division+                    228,637,500
      124,257 Genzyme Corp. -- Molecular Oncology Division+           1,289,166
    1,800,000 ImClone Systems Inc.+                                  63,675,000
    1,050,000 Isis Pharmaceuticals, Inc.+                            11,418,750
      750,000 Nanogen, Inc.+                                          5,437,500
 ------------------------------------------------------------------------------
                                                                    759,551,698
 ------------------------------------------------------------------------------
 Broadcasting/Cable -- 14.0%
    9,999,999 AT&T Corp. -- Liberty Media Corp., Class A Shares+    146,999,985
    2,700,000 Cablevision Systems Corp., Class A Shares+            209,520,000
      100,000 Comcast Corp., Class A Shares+                          4,256,250
    5,750,000 Comcast Corp., Class A Special Shares+                249,046,875
    1,736,000 Viacom Inc., Class B Shares+                           86,279,200
    1,100,000 World Wrestling Federation Entertainment, Inc.+        15,180,000
 ------------------------------------------------------------------------------
                                                                    711,282,310
 ------------------------------------------------------------------------------
 Business Services -- 0.0%
      200,000 The Source Information Management Co.+                  1,062,500
 ------------------------------------------------------------------------------
 Computer Hardware -- 2.7%
    2,515,000 Maxtor Corp.+                                          17,605,000
    6,000,000 Quantum Corp. -- DLT & Storage Systems+                75,420,000
    4,000,000 Quantum Corp. -- Hard Disk Drive+                      42,000,000
 ------------------------------------------------------------------------------
                                                                    135,025,000
 ------------------------------------------------------------------------------
 Computer Software/Internet -- 1.1%
       30,000 Juniper Networks, Inc.+                                 1,936,875
      340,400 Microsoft Corp.+                                       20,083,600
      387,000 RSA Security Inc.+                                     18,382,500
      500,000 Verity, Inc.+                                          13,218,750
 ------------------------------------------------------------------------------
                                                                     53,621,725
 ------------------------------------------------------------------------------
 Diversified Technology -- 4.5%
    4,700,000 AOL Time Warner Inc.+                                 206,941,000
      350,000 Drexler Technology Corp.+                               4,375,000
      689,000 Excel Technology, Inc.+                                13,047,937
      800,000 GenRad, Inc.+                                           6,928,000
 ------------------------------------------------------------------------------
                                                                    231,291,937
 ------------------------------------------------------------------------------
 Drug Delivery/Testing -- 3.0%
      599,500 Advanced Polymer Systems, Inc.+                         1,199,000
      200,000 Albany Molecular Research, Inc.+                       10,300,000
    1,500,000 Alkermes, Inc.+                                        46,500,000
    2,200,000 ALZA Corp.+                                            87,010,000
      801,000 Cygnus, Inc.+                                           4,180,219
      200,000 Tularik Inc.+                                           5,212,500
 ------------------------------------------------------------------------------
                                                                    154,401,719
 ------------------------------------------------------------------------------


                      See Notes to Financial Statements.



   13 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)              February 28, 2001


            SHARES                 SECURITY                  VALUE

         -------------------------------------------------------------
         Electronics - Military -- 1.6%
            1,000,000 L-3 Communications Holdings, Inc.+ $  81,980,000
         -------------------------------------------------------------
         Energy -- 5.9%
            1,447,500 Core Laboratories N.V.+               34,580,775
            3,000,000 Grant Prideco, Inc.+                  54,810,000
            4,000,000 Weatherford International, Inc.+     208,120,000
         -------------------------------------------------------------
                                                           297,510,775
         -------------------------------------------------------------
         Financial Services -- 9.0%
            1,500,000 Astoria Financial Corp.               82,031,250
               30,000 The Goldman Sachs Group, Inc.          2,752,500
            3,550,000 Lehman Brothers Holdings Inc.        243,707,500
              400,000 Merrill Lynch & Co., Inc.             23,960,000
              900,000 Neuberger Berman Inc.                 67,230,000
            1,500,000 Roslyn Bancorp, Inc.                  37,125,000
         -------------------------------------------------------------
                                                           456,806,250
         -------------------------------------------------------------
         Health Care - Miscellaneous -- 0.3%
              338,400 Biosite Diagnostics Inc.+             12,880,350
              360,000 IGEN International, Inc.+              4,680,000
         -------------------------------------------------------------
                                                            17,560,350
         -------------------------------------------------------------
         Managed Healthcare Providers -- 4.7%
            4,000,000 UnitedHealth Group Inc.              236,920,000
         -------------------------------------------------------------
         Miscellaneous -- 3.7%
            4,000,000 Nasdaq - 100 Shares+                 189,400,000
         -------------------------------------------------------------
         Multi-Industry -- 5.9%
            5,500,000 Tyco International Ltd.              300,575,000
         -------------------------------------------------------------
         Pharmaceuticals -- 13.6%
            4,000,000 Forest Laboratories, Inc.+           278,120,000
              500,000 ICN Pharmaceuticals, Inc.             13,280,000
            4,800,000 IDEC Pharmaceuticals Corp.+          270,600,000
              400,000 King Pharmaceuticals, Inc.+           18,360,000
              580,000 Nabi+                                  2,900,000
              362,400 Pfizer Inc.                           16,308,000
              289,931 Pharmacia Corp.                       14,989,433
            2,100,000 SICOR Inc.+                           26,381,250
            1,000,000 Vertex Pharmaceuticals Inc.+          49,750,000
         -------------------------------------------------------------
                                                           690,688,683
         -------------------------------------------------------------
         Semiconductors -- 6.1%
            3,000,000 Cirrus Logic, Inc.+                   54,000,000
              700,000 DSP Group, Inc.+                      13,431,250
            3,280,000 Intel Corp.                           93,685,000
            4,000,000 Micron Technology, Inc.+             136,880,000
              630,000 Standard Microsystems Corp.+           9,883,125
         -------------------------------------------------------------
                                                           307,879,375
         -------------------------------------------------------------



                      See Notes to Financial Statements.



   14 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)              February 28, 2001


   SHARES                                                SECURITY                                                 VALUE

----------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.3%
   3,300,000 Adaptive Broadband Corp.+                                                                        $    6,806,250
   3,600,000 Arch Wireless, Inc.+                                                                                  3,150,000
   4,000,000 AT&T Corp.                                                                                           92,000,000
   2,075,000 C-COR.net Corp.+                                                                                     18,675,000
     675,072 Nokia Oyj                                                                                            14,851,575
      26,000 Time Warner Telecom Inc., Class A Shares+                                                             1,681,875
   4,000,000 TyCom, Ltd.+                                                                                         79,000,000
     500,000 Western Multiplex Corp., Class A Shares+                                                              4,937,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 221,102,200
----------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $3,038,499,873)                                                                          4,846,659,522
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WARRANTS+ -- 0.0%
   1,642,028 Arch Wireless, Inc., Expire 9/1/01 (Cost -- $0)                                                          51,314
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                                SECURITY                                                 VALUE

----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.7%
$140,883,000 Goldman, Sachs & Co., 5.340% due 3/1/01; Proceeds at maturity -- $140,903,898;
               (Fully collateralized by U.S. Treasury Notes and Bonds, 4.625% to 13.750% due
               3/31/01 to 2/15/31; Market value -- $143,700,680)                                                 140,883,000
 100,000,000 Morgan Stanley Dean Witter & Co., 5.330% due 3/1/01; Proceeds at maturity -- $100,014,806;
               (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.000% to 4.250% due 8/23/01 to
               4/15/29; Market value -- $102,510,175)                                                            100,000,000
----------------------------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $240,883,000)                                                                              240,883,000
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,279,382,873*)                                                                        $5,087,593,836
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.



   15 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)              February 28, 2001


ASSETS:
   Investments, at value (Cost -- $3,279,382,873)                       $5,087,593,836
   Cash                                                                            993
   Receivable for Fund shares sold                                          39,138,550
   Dividends and interest receivable                                           531,167

---------------------------------------------------------------------------------------
   Total Assets                                                          5,127,264,546

---------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                         19,845,488
   Investment advisory fee payable                                           2,400,210
   Distribution fees payable                                                 1,095,108
   Administration fee payable                                                  799,908
   Payable for Fund shares purchased                                           230,052
   Accrued expenses                                                            800,063

---------------------------------------------------------------------------------------
   Total Liabilities                                                        25,170,829

---------------------------------------------------------------------------------------
Total Net Assets                                                        $5,102,093,717

---------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                          $      546,355
   Capital paid in excess of par value                                   3,321,619,594
   Accumulated net investment loss                                         (25,338,186)
   Accumulated net realized loss from security transactions                 (2,945,009)
   Net unrealized appreciation of investments                            1,808,210,963

---------------------------------------------------------------------------------------
Total Net Assets                                                        $5,102,093,717

---------------------------------------------------------------------------------------
Shares Outstanding:
      Class A                                                               18,148,478
      Class B                                                               18,494,371
      Class L                                                               11,529,783
      Class Y                                                                1,835,013
      Class Z                                                                4,627,839
Net Asset Value:
      Class A (and redemption price)                                            $96.69
      Class B *                                                                 $89.96
      Class L **                                                                $90.23
      Class Y (and redemption price)                                            $98.54
      Class Z (and redemption price)                                            $99.90
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 5.26% of net asset value per share)        $101.78
      Class L (net asset value plus 1.01% of net asset value per share)         $91.14

---------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.



                      See Notes to Financial Statements.


   16 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited) For the Six Months Ended February 28, 2001



INVESTMENT INCOME:
   Interest                                                  $    6,236,291
   Dividends                                                      2,982,464

----------------------------------------------------------------------------------------
   Total Investment Income                                        9,218,755

----------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                              14,022,258
   Distribution fees (Note 2)                                    13,801,655
   Administration fee (Note 2)                                    4,674,086
   Shareholder and system servicing fees                          1,592,480
   Registration fees                                                200,974
   Shareholder communications                                       127,261
   Custody                                                           75,497
   Audit and legal                                                   25,338
   Directors' fees                                                   20,745
   Other                                                             13,468

----------------------------------------------------------------------------------------
   Total Expenses                                                34,553,762

----------------------------------------------------------------------------------------
Net Investment Loss                                             (25,335,007)

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                          9,086,183
     Cost of securities sold                                      6,783,594

----------------------------------------------------------------------------------------
   Net Realized Gain                                              2,302,589

----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                      2,413,277,848
     End of period                                            1,808,210,963

----------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                     (605,066,885)

----------------------------------------------------------------------------------------
Net Loss on Investments                                        (602,764,296)

----------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                       $             (628,099,303)

----------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


   17 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended February 28, 2001 (unaudited) and the Year Ended August 31, 2000


                                                                         2001             2000

----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $   (25,335,007) $   (27,342,641)
   Net realized gain                                                     2,302,589        7,883,842
   Increase (decrease) in net unrealized appreciation                 (605,066,885)   1,425,251,487

----------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                  (628,099,303)   1,405,792,688

----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                           --      (19,298,815)

----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                    --      (19,298,815)

----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                                  4,093,791,286    6,059,981,046
   Net asset value of shares issued for reinvestment of dividends               --       16,911,248
   Cost of shares reacquired                                        (2,957,877,869)  (4,533,463,976)

----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions               1,135,913,417    1,543,428,318

----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 507,814,114    2,929,922,191

NET ASSETS:
   Beginning of period                                               4,594,279,603    1,664,357,412

----------------------------------------------------------------------------------------------------
   End of period*                                                  $ 5,102,093,717  $ 4,594,279,603

----------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                        $(25,338,186)         $(3,179)

----------------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


   18 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $19,323,619 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended February 28, 2001, the Fund paid transfer agent fees of $1,800,622 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended February 28, 2001, SSB and its affiliates received $77,253 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first


   19 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders
year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended February 28, 2001, SSB received sales charges of approximately $12,689,000 and $2,598,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

      Class A Class B  Class L

-------------------------------
CDSCs $40,000 $859,000 $150,000

-------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended February 28, 2001, total Distribution Plan fees were as follows:

                        Class A    Class B    Class L

-------------------------------------------------------
Distribution Plan Fees $2,108,897 $7,684,098 $4,008,660

-------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases $1,133,984,675
------------------------
Sales          9,086,183

------------------------

At February 28, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation $2,134,437,722
Gross unrealized depreciation   (326,226,759)
---------------------------------------------
Net unrealized appreciation   $1,808,210,963

---------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities lending for the six months ended February 28, 2001 was $230,607. At February 28, 2001, the Fund did not have any securities on loan.


   20 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

6. Capital Shares

At February 28, 2001, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At February 28, 2001, total paid-in capital amounted to the following for each class:

                        Class A       Class B       Class L      Class Y      Class Z

----------------------------------------------------------------------------------------
Total Paid-in Capital $911,673,392 $1,227,724,379 $888,141,030 $(9,838,983) $304,466,131

----------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                    Six Months Ended                 Year Ended
                                    February 28, 2001              August 31, 2000
                              ----------------------------- -----------------------------
                                 Shares         Amount         Shares         Amount

-----------------------------------------------------------------------------------------
Class A
Shares sold                    28,661,949  $ 2,919,380,091   51,766,850  $ 4,574,819,783
Shares issued on reinvestment          --               --      107,901        7,386,889
Shares reacquired             (26,175,164)  (2,678,956,506) (46,401,451)  (4,087,260,703)
-----------------------------------------------------------------------------------------
Net Increase                    2,486,785  $   240,423,585    5,473,300  $   494,945,969

-----------------------------------------------------------------------------------------
Class B
Shares sold                     5,495,776  $   520,478,864   10,704,397  $   879,136,034
Shares issued on reinvestment          --               --       87,740        5,647,804
Shares reacquired              (1,388,188)    (130,626,193)  (3,771,237)    (297,215,302)
-----------------------------------------------------------------------------------------
Net Increase                    4,107,588  $   389,852,671    7,020,900  $   587,568,536

-----------------------------------------------------------------------------------------
Class L
Shares sold                     5,407,576  $   514,765,450    4,852,659  $   416,240,720
Shares issued on reinvestment          --               --       31,371        2,025,004
Shares reacquired                (598,291)     (56,400,218)    (691,430)     (58,262,033)
-----------------------------------------------------------------------------------------
Net Increase                    4,809,285  $   458,365,232    4,192,600  $   360,003,691

-----------------------------------------------------------------------------------------
Class Y
Shares sold                       598,792  $    60,568,734      276,407  $    25,659,145
Shares issued on reinvestment          --               --           --               --
Shares reacquired                (711,716)     (73,847,974)    (837,798)     (79,609,972)
-----------------------------------------------------------------------------------------
Net Decrease                     (112,924) $   (13,279,240)    (561,391) $   (53,950,827)

-----------------------------------------------------------------------------------------
Class Z
Shares sold                       741,834  $    78,598,147    1,714,770  $   164,125,364
Shares issued on reinvestment          --               --       26,286        1,851,551
Shares reacquired                (175,226)     (18,046,978)    (119,797)     (11,115,966)
-----------------------------------------------------------------------------------------
Net Increase                      566,608  $    60,551,169    1,621,259  $   154,860,949

-----------------------------------------------------------------------------------------



   21 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class A Shares                             2001/(1)(2)/   2000/(2)/ 1999/(2)/    1998      1997       1996

-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $110.53       $67.73    $33.78    $41.80     $28.76    $33.53

-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.37)       (0.59)    (0.48)    (0.42)     (0.33)    (0.31)
 Net realized and unrealized gain (loss)       (13.47)       44.11     35.31     (5.64)     14.18     (2.09)

-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (13.84)       43.52     34.83     (6.06)     13.85     (2.40)

-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                --        (0.72)    (0.88)    (1.96)     (0.81)    (2.37)

-------------------------------------------------------------------------------------------------------------
Total Distributions                                --        (0.72)    (0.88)    (1.96)     (0.81)    (2.37)

-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $96.69      $110.53    $67.73    $33.78     $41.80    $28.76

-------------------------------------------------------------------------------------------------------------
Total Return                                 (12.52)%++      64.91%   104.42%   (15.16)%    49.11%    (7.44)%

-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $1,754,801   $1,731,025  $690,142  $296,376   $333,877  $252,531

-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.13%+        1.14%     1.18%     1.21%      1.21%     1.30%
 Net investment loss                           (0.73)+       (0.66)    (0.89)    (0.97)     (0.93)    (0.97)

-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%           1%        8%        7%         6%       13%

-------------------------------------------------------------------------------------------------------------

Class B Shares                             2001/(1)(2)/   2000/(2)/ 1999/(2)/    1998      1997       1996

-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $103.24       $63.82    $32.12    $40.17     $27.88    $32.82

-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.71)       (1.23)    (0.87)    (0.66)     (0.56)    (0.53)
 Net realized and unrealized gain (loss)       (12.57)       41.37     33.45     (5.43)     13.66     (2.04)

-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (13.28)       40.14     32.58     (6.09)     13.10     (2.57)

-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                --        (0.72)    (0.88)    (1.96)     (0.81)    (2.37)

-------------------------------------------------------------------------------------------------------------
Total Distributions                                --        (0.72)    (0.88)    (1.96)     (0.81)    (2.37)

-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $89.96      $103.24    $63.82    $32.12     $40.17    $27.88

-------------------------------------------------------------------------------------------------------------
Total Return                                 (12.86)%++      63.58%   102.78%   (15.90)%    47.94%    (8.16)%

-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $1,663,792   $1,485,305  $470,141  $185,808   $197,559  $136,322

-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.92%+        1.94%     2.00%     2.02%      2.01%     2.07%
 Net investment loss                           (1.53)+       (1.47)    (1.70)    (1.78)     (1.73)    (1.75)

-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%           1%        8%        7%         6%       13%

-------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.



   22 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class L Shares                             2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/   1997        1996

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $103.54     $63.99    $32.19   $40.22     $27.91     $32.84

------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.70)     (1.24)    (0.84)   (0.68)     (0.59)     (0.53)
 Net realized and unrealized gain (loss)       (12.61)     41.51     33.52    (5.39)     13.71      (2.03)

------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (13.31)     40.27     32.68    (6.07)     13.12      (2.56)

------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                --      (0.72)    (0.88)   (1.96)     (0.81)     (2.37)

------------------------------------------------------------------------------------------------------------
Total Distributions                                --      (0.72)    (0.88)   (1.96)     (0.81)     (2.37)

------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $90.23    $103.54    $63.99   $32.19     $40.22     $27.91

------------------------------------------------------------------------------------------------------------
Total Return                                 (12.85)%++    63.62%   102.87%  (15.80)%    47.97%     (8.12)%

------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $1,040,379   $695,844  $161,784  $65,312    $77,297    $63,786

------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.90%+      1.94%     1.94%    1.97%      1.97%      2.06%
 Net investment loss                           (1.51)+     (1.46)    (1.64)   (1.73)     (1.68)     (1.75)

------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%         1%        8%       7%         6%        13%

------------------------------------------------------------------------------------------------------------

Class Y Shares                             2001/(1)(2)/ 2000/(2)/ 1999/(2)/   1998      1997       1996/(4)/

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $112.46     $68.69    $34.13   $42.07     $28.84     $31.86

------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.21)     (0.30)    (0.29)   (0.25)     (0.16)     (0.12)
 Net realized and unrealized gain (loss)       (13.71)     44.79     35.73    (5.73)     14.20      (0.53)

------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (13.92)     44.49     35.44    (5.98)     14.04      (0.65)

------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                --      (0.72)    (0.88)   (1.96)     (0.81)     (2.37)

------------------------------------------------------------------------------------------------------------
Total Distributions                                --      (0.72)    (0.88)   (1.96)     (0.81)     (2.37)

------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $98.54    $112.46    $68.69   $34.13     $42.07     $28.84

------------------------------------------------------------------------------------------------------------
Total Return                                 (12.38)%++    65.42%   105.15%  (14.86)%    49.64%  (10.13)%*++

------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $180,821   $219,074  $172,385  $89,675   $158,146    $58,641

------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       0.81%+      0.82%     0.82%    0.85%      0.84%     0.84%+
 Net investment loss                           (0.41)+     (0.34)    (0.53)   (0.62)     (0.56)    (0.49)+

------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             0%         1%        8%       7%         6%        13%

------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) For the period from October 12, 1995 (inception date) to August 31, 1996.
* Performance for Class Y shares is for the period from January 31, 1996 to August 31, 1996 since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.



   23 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class Z Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/   1998      1997     1996

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $114.01     $69.63    $34.58   $42.60    $29.20   $33.88

------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.22)     (0.32)    (0.30)   (0.28)    (0.20)   (0.20)
 Net realized and unrealized gain (loss)     (13.89)     45.42     36.23    (5.78)    14.41    (2.11)

------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (14.11)     45.10     35.93    (6.06)    14.21    (2.31)

------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --      (0.72)    (0.88)   (1.96)    (0.81)   (2.37)

------------------------------------------------------------------------------------------------------
Total Distributions                              --      (0.72)    (0.88)   (1.96)    (0.81)   (2.37)

------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $99.90    $114.01    $69.63   $34.58     42.60   $29.20

------------------------------------------------------------------------------------------------------
Total Return                               (12.38)%++    65.42%   105.20%  (14.86)%   49.61%   (7.07)%

------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $462,301   $463,032  $169,905  $42,155   $43,553  $30,837

------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.82%+      0.83%     0.82%    0.85%     0.85%    0.93%
 Net investment loss                         (0.42)+     (0.35)    (0.51)   (0.62)    (0.57)   (0.61)

------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%         1%        8%       7%        6%      13%

------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.
 .



   24 Smith Barney Aggressive Growth Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                          AGGRESSIVE GROWTH FUND INC.



            DIRECTORS                   INVESTMENT ADVISER
            Paul R. Ades                AND ADMINISTRATOR
            Herbert Barg                SSB Citi Fund Management LLC
            Dwight B. Crane
            Frank Hubbard               DISTRIBUTORS
            Heath B. McLendon, Chairman Salomon Smith Barney Inc.
            Jerome Miller               PFS Distributors, Inc.
            Ken Miller
            John F. White, Emeritus     CUSTODIAN
                                        PFPC Trust Company
            OFFICERS
            Heath B. McLendon           TRANSFER AGENT
            President and               Citi Fiduciary Trust Company
            Chief Executive Officer     125 Broad Street, 11th Floor
                                        New York, New York 10004
            Lewis E. Daidone
            Senior Vice President and   SUB-TRANSFER AGENT
            Treasurer                   PFPC Global Fund Services
                                        P.O. Box 9699
            Richard A. Freeman          Providence, Rhode Island
            Vice President and          02940-9699
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Aggressive Growth Fund Inc.





 This report is submitted for the general information of shareholders of Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after May 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



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